Exhibit 99.2

* First-Quarter Fiscal 2014 Earnings January 27, 2014 ® Registered trademark, Ashland or its subsidiaries, registered in various countries ™ Trademark, Ashland or its subsidiaries, registered in various countries

* Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates”, “believes”, “expects”, “estimates”, “is likely”, “predicts”, “projects”, ”forecasts”, “may”, “will”, “should” and “intends” and the negatives of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), the potential sale transactions involving Ashland Water Technologies and the elastomers business (including the possibility that one or both transactions may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program), Ashland's ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this presentation or otherwise except as required by securities or other applicable law. Regulation G: Adjusted Results The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reporting segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

* Fiscal First Quarter 2014 Highlights1 Reported EPS from continuing operations of $1.42 Adjusted EPS of $1.42 versus $1.12 in Q1 2013 Sales of $1.9 billion Seasonally weakest quarter Adjusted EBITDA of $289 million 8% increase from Q1 2013 Prior year includes $31 million loss on straight guar Volume gains in all four commercial units 1 Ashland's first-quarter earnings release dated Jan. 27, 2014, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

* Adjusted Results Summary1 Sales flat with prior year Operating income increased 10% year-over-year Year-ago quarter included $31 loss on straight guar 1 Ashland's earnings releases dated Jan. 27, 2014, and Nov. 5, 2013, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

* Ashland Specialty Ingredients Adjusted Results Summary1 Volume up 3% versus prior year; excluding Intermediates and Solvents, volume increased 10% Gross profit negatively affected by lower selling prices; primarily guar and Intermediates and Solvents 1 Ashland's earnings releases dated Jan. 27, 2014 and Nov. 5, 2013, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

* Ashland Water Technologies Adjusted Results Summary1 Sales increased 4% versus prior year; both pulp & paper and industrial water had year-over-year gains Sequential volume decline in line with normal seasonality 1 Ashland's earnings releases dated Jan. 27, 2014 and Nov. 5, 2013, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

* Ashland Performance Materials Adjusted Results Summary1 Strong volume gains in both Adhesives and Composites GP% increase due to strong core volumes and improved mix Adhesives gross profit up 21%, Composites up 28% 1 Ashland's earnings releases dated Jan. 27, 2014 and Nov. 5, 2013, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

* Ashland Consumer Markets Adjusted Results Summary1 Year-over-year volume increase led by International business Margin improvement versus prior year due to lower input costs 1 Ashland's earnings releases dated Jan. 27, 2014 and Nov. 5, 2013, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

* Fiscal First Quarter 2014 Corporate Items Capital Expenditures of $52 million Full year forecast of $275 million remains unchanged Effective tax rate of 21.8% Expected full year rate remains at 25% Trade Working Capital1 ahead of target 17.2% versus target of 17.7% Free cash flow2 usage of $15 million 1 Trade Working Capital defined as accounts receivables plus inventories minus trade accounts payables; calculated on a 13 month rolling basis. 2 Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

Global Restructuring Program Update


Specialty Ingredients
Pharm. & Nutrition
Personal Care
Coatings
Industrial
Perform. Specialties (incl. Intermed. & Solvents
Water Technologies
Pulp & Paper
Industrial Water
Performance Materials
Adhesives
Composites
Elastomers
Consumer Markets
Do It Yourself
Do It For Me
International
Specialty Ingredients
Consumer Specialties
Industrial Specialties
End Markets Served
Pharmaceutical, Nutrition, Care (Hair, Skin, Oral, Home)
Coatings, Construction, Energy, Adhesives, Performance Specialties
Performance Materials
Composites
Intermed. & Solvents
End Markets Served
Transportation, Construction (Res. Indus., Infrastruc.), Marine
Plastics, Electronics, Transportation, Others
Valvoline
Do It Yourself
Do It For Me
International
Products
Lubricants, Chemicals, Antifreeze, Filters, Others
Managed Globally
Managed Regionally
To Be Sold

ASHLAND

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Appendix A: EBITDA Bridges

* Ashland Q1 FY 2013 vs. Q1 FY 2014 Adjusted EBITDA Bridge 10 Q1 2013 Volume/Mix Q1 2014 Currency Translation Margin 13 268 289 SG&A Expenses (9) (2) Other 9 ($ millions) Preliminary Stronger volumes and improved margins contributed $23 million to EBITDA Higher SG&A costs were a $9 million headwind

* Ashland Specialty Ingredients Adjusted EBITDA Bridge Q1 2013 Volume/ Mix Q1 2014 Currency Translation Margin SG&A Expenses Q1 FY 2013 versus Q1 FY 2014 1 (3) (3) 110 $11 million I&S headwind was largest contributor to year-over-year decline in EBITDA Year-ago quarter had $31 million loss on straight guar ($ millions) Preliminary 116 Other 0 (1)

* Q1 2013 Volume/ Mix Q1 2014 Currency Translation Margin SG&A Expenses Q1 FY 2013 versus Q1 FY 2014 34 10 1 0 1 Other (1) 45 $10 million increase to EBITDA led by strong volume gains in Industrial Water Price over cost slightly favorable yielding $1 million margin improvement ($ millions) Preliminary Ashland Water Technologies Adjusted EBITDA Bridge

* Ashland Performance Materials Adjusted EBITDA Bridge Q1 2013 Volume/ Mix Q1 2014 Currency Translation Margin SG&A Expenses Q1 FY 2013 versus Q1 FY 2014 2 4 2 Other (2) 34 Strong performances from Adhesives and Composites offset by weak Elastomers volume Better pricing and cost control contributed to margin gain Effects of ASK Chemicals joint venture captured in Other 28 ($ millions) Preliminary 0

* Ashland Consumer Markets Adjusted EBITDA Bridge Margin expansion driven by lower raw-material costs SG&A increase due primarily to higher advertising and promotions $6 million favorable arbitration ruling on commercial agreement recorded in Other Q1 2013 Volume/ Mix Q1 2014 Currency Translation Margin SG&A Expenses Q1 FY 2013 versus Q1 FY 2014 Other ($ millions) Preliminary 4 (1) 7 (5) 83 75 3

Appendix B: Key Items, Volume Trends and Liquidity and Net Debt

* Fiscal First Quarter – Continuing Operations Key Items Affecting Income Key Items Affecting December 2013 quarter No key items Key Items Affecting December 2012 quarter Business interruption insurance claim, favorable $22 million Restructuring and integration charges of $2 million, primarily related to plant rationalization Intangible amortization expense in December 2013 quarter of $29 million Excluding intangible amortization, adjusted EPS would have been 26 cents higher, or $1.68

* Normalized Volume Trends1 Period Ended 1 Excludes volumes associated with Casting Solutions and divested Pinova, Synlubes, and PVAc businesses for all periods. Includes volumes associated with ISP and Ara Quimica for all periods. Rolling Four Quarters

* Liquidity and Net Debt ($ in millions) Scheduled Debt Repayments by Fiscal Year

Appendix C: Business Profiles 12 Months Ended December 31, 2013

* Corporate Profile By commercial unit By geography 1 For 12 months ended December 31, 2013. 2 Ashland includes only U.S. and Canada in its North America designation. North America2 52% Asia Pacific 15% Latin America/ Other - 7% Europe 26% Ashland Specialty Ingredients 33% Ashland Water Technologies 22% Ashland Performance Materials 19% Ashland Consumer Markets 26% Sales1 - $7.8 Billion

* Ashland Specialty Ingredients A global leader in water-soluble and film-forming polymers 1 See Appendix B for reconciliation to amounts reported under GAAP. For 12 Months Ended December 31, 2013 Sales: $2.6 billion Adjusted EBITDA: $543 million1 Adjusted EBITDA Margin: 20.9%1 Sales by Product Cellulosics 34% PVP 16% Solvents/ Intermediates 17% Pharma & Nutrition 20% Care Specialties 23% Performance 25% North America 32% Asia Pacific 19% Europe 39% Latin America/ Other - 10% Coatings 14% Industrial 18% Actives - 6% Vinyl Ethers 5% Guar - 6% Biocides – 4% Sales by Geography Sales by Market

* Ashland Water Technologies Providing specialty chemicals and services to water-intensive industries Sales by Geography For 12 Months Ended December 31, 2013 Sales: $1.7 billion Adjusted EBITDA: $176 million1 Adjusted EBITDA Margin: 10.1%1 Sales by Product Process 28% Utility 26% Functional 46% Other - 2% Pulp & Paper 66% Industrial Water 32% Sales by Market North America 45% Asia Pacific 11% Europe 35% Latin America/ Other - 9% 1 See Appendix B for reconciliation to amounts reported under GAAP.

* Ashland Performance Materials Global leader in composite resins, specialty adhesives and elastomers Sales by Geography For 12 Months Ended December 31, 2013 Sales: $1.5 billion Adjusted EBITDA: $126 million1 Adjusted EBITDA Margin: 8.5%1 Sales by Product Composites 59% Adhesives 22% Elastomers 19% Construction: Residential 14% Marine 11% Pkg. & Converting 16% Construction: Industrial 30% Sales by Market North America 64% Asia Pacific - 11% Europe 20% Latin America/ Other 5% Transportation 24% Construction: Infrastructure - 5% 1 See Appendix B for reconciliation to amounts reported under GAAP.

* Ashland Consumer Markets: A leading worldwide marketer of premium-branded automotive lubricants and chemicals International Sales by Region2 For 12 Months Ended December 31, 2013 Sales: $2.0 billion EBITDA: $340 million1 EBITDA Margin: 17.0%1 Sales by Product Lubricants 85% Chemicals - 8% Do-It-Yourself 30% DIFM: Valvoline Instant Oil Change 17% DIFM: Installer Channel 23% Valvoline International 30% Sales by Market Asia Pacific ex Australia 35% Europe 24% Latin America/ Other – 17% Antifreeze 5% Filters 2% Australia 24% 1 See Appendix B for reconciliation to amounts reported under GAAP. 2 Includes nonconsolidated joint ventures.

Appendix D: Reclassifications and Regulation G Reconciliations

* Ashland Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data for 12 Months Ended December 31, 2013 ($ millions, except percentages) 1 Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within each quarterly earnings release filed with the SEC and posted on Ashland's website.

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